                      ANNUAL FINANCIAL STATEMENTS

                       -------------------------


                       THE FUND FOR LIFE SERIES

                                  OF

                             THE GCG TRUST

                       -------------------------

                           DECEMBER 31, 1998







 GOLDENSELECT/r/ products are issued by Golden American Life Insurance
           Company and distributed by Directed Services, Inc.,
                             member NASD.





                    [GOLDENSELECT Logo appears here]

                       THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST

=======================================================================

                         FINANCIAL STATEMENTS
                           DECEMBER 31, 1998




TABLE OF CONTENTS                                                  PAGE
-----------------                                                  ----

President's Letter                                                   3

Management's Discussion and Analysis                                 4

Report of Independent Auditors                                       6

Statement of Assets and Liabilities                                  7

Statement of Operations                                              8

Statement of Changes in Net Assets                                   9

Financial Highlights                                                10

Portfolio of Investments                                            11

Notes to Financial Statements                                       12

February 26, 1999

Dear Shareholders of The Fund For Life Series of the GCG Trust,

We are pleased to provide you with your 1998 Annual Report (the
"Report") for The Fund For Life Series of The GCG Trust.

1998 was another strong year for U.S. equity markets. The Fund for Life performance reflected these economic trends as is noted in the portfolio manager's report.

In order to protect remaining shareholders from high expense ratios, Directed Services, Inc., the Manager, agreed to absorb a portion of the expenses while we are considering various options to address this problem. In addition, the Manager is no longer taking a management fee.

If you have any questions or require any additional information, please call our Customer Service area at 1-800-366-0066.

Sincerely,

/s/ Myles R. Tashman

Myles R. Tashman
Secretary





 GOLDENSELECT/r/ products are issued by Golden American Life Insurance
           Company and distributed by Directed Services, Inc.,
                             member NASD

                       THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST

=======================================================================

                 MANAGEMENT'S DISCUSSION AND ANALYSIS


The investment objective of The Fund For Life Series (the "Fund") of The GCG Trust is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other mutual funds using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%).

Strong performance in the equity market and debt market contributed to the performance of the Fund during 1998. For the year ended December 31, 1998, the Fund had a total return of 13.67%, compared to a blended return of 20.07% of three indices, namely the Standard & Poor's 500, Morgan Stanley/Capital International Pacific and Lehman Aggregate Bond indices. This blend covers the same time period and is computed using the same percentage allocation of investments held by the Fund. The following total return of each index for the year ended December 31, 1998 was S&P 500 Index -- 28.60%, Morgan Stanley/Capital International Pacific Index -- 2.69% and the Lehman Aggregate Bond Index -- 8.69%.




The Fund For Life Annual Report

Plot Points For The Graph
For The Period Ended December 31, 1998


The following table replaces a graph showing growth of an initial investment of $10,000, with reinvestment of dividends and distributions in the Fund For Life Series of The GCG Trust, the Lehman Aggregate Bond Index, the Morgan Stanley/Capital International Pacific Index ("MSCI Index"), the S & P 500 Index and a blended index consisting of 60% S & P 500 Index, 30% Lehman Aggregate Bond Index and 10% MSCI Index. The graph indicates the growth from March 1, 1993 (Inception date of The Fund For Life Series of The GCG Trust) through December 31, 1998.


            60% S&P 500,               Morgan
            30% Lehman      Lehman     Stanley/
            Aggregate Bond  Aggregate  Capital
            10% MSCI        Bond       International     S&P         Fund For
            Index           Index      Index             500            Life
-----------------------------------------------------------------------------
03/01/93       $10,000      $10,000       $10,000        $10,000      $10,000
12/31/93       $10,932      $10,583       $12,966        $10,768      $10,842
12/31/94       $11,091      $10,275       $14,629        $10,909      $10,607
12/31/95       $14,158      $12,173       $15,036        $15,004      $12,603
12/31/96       $16,228      $12,615       $13,746        $18,447      $13,935
12/31/97       $19,936      $13,832       $10,263        $24,600      $15,966
12/31/98       $24,545      $15,034       $10,539        $31,635      $18,149
Average Annual Total Return For The Period Ended December 31, 1998

One Year                13.67%
Five Years              10.85%
3/1/93 (Inception)      10.75%

Total Return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity contracts thereunder whose proceeds are invested in the Fund. Past performance is not predicative of future performance.

           Report of Ernst & Young LLP, Independent Auditors



To the Contractholders and Trustees
The GCG Trust - The Fund For Life Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Fund For Life Series (one of the Series comprising The GCG Trust), (the Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fund For Life Series of The GCG Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                             /s/ Ernst & Young LLP
                                             Ernst & Young LLP

Boston, Massachusetts
March 8, 1999

                        THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST

=======================================================================

                  STATEMENT OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998



ASSETS

    INVESTMENTS, AT VALUE (COST $181,333) (NOTES 1 AND 4)     $230,518
    CASH                                                           764
    DIVIDENDS RECEIVABLE                                           232
                                                              --------
 TOTAL ASSETS                                                  231,514
                                                              --------


LIABILITIES

   ACCRUED EXPENSES                                              4,141
                                                              --------

TOTAL LIABILITIES                                                4,141
                                                              --------

NET ASSETS                                                    $227,373
                                                              ========


NET ASSETS CONSIST OF

   PAID-IN CAPITAL                                            $161,065
   UNDISTRIBUTED REALIZED GAINS ON                              10,840
INVESTMENT TRANSACTIONS
   NET UNREALIZED APPRECIATION OF                               49,185
INVESTMENT
   ACCUMULATED NET INVESTMENT INCOME                             6,283
                                                              --------
NET ASSETS                                                    $227,373
                                                              ========


    SHARES OF BENEFICIAL INTEREST OUTSTANDING, $.001
      PAR VALUE                                                 30,492
                                                              ========



NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                $   7.45
                                                              ========




                  See notes to financial statements.

                       THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST

=======================================================================

                        STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1998



INVESTMENT INCOME

    DIVIDENDS                                                 $  6,118
                                                              --------
EXPENSES

    MANAGEMENT & ADMINISTRATIVE FEES (NOTE 2)                      633
    AMORTIZATION OF ORGANIZATION COSTS (NOTE 1)                  5,700
    AUDITING FEES                                                2,500
    FUND ACCOUNTING FEES (NOTE 2)                                  528
    CUSTODY (NOTE 2)                                             1,620
    TRUSTEES FEES AND EXPENSES (NOTE 2)                             40
    OTHER OPERATING EXPENSES                                     1,158
                                                              --------

    TOTAL EXPENSES                                              12,179
    FEES WAIVED AND EXPENSES REIMBURSED BY MANAGER (NOTE 2)     (6,900)
                                                              --------

NET EXPENSES                                                     5,279
                                                              --------

NET INVESTMENT INCOME                                              839
                                                              --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

    NET REALIZED GAIN FROM CAPITAL GAIN DISTRIBUTIONS           11,004
    CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS            15,703
                                                              --------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS               26,707
                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 27,546
                                                              ========




                  See notes to financial statements.

                       THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST

=======================================================================

                  STATEMENT OF CHANGES IN NET ASSETS
       FOR THE YEARS ENDED DECEMBER 31, 1998 & DECEMBER 31, 1997


                                                      1998        1997
                                                      ----        ----
FROM OPERATIONS

    NET INVESTMENT INCOME                      $      839   $      800
    NET REALIZED GAIN FROM INVESTMENT
    TRANSACTIONS AND CAPITAL GAIN
    DISTRIBUTIONS                                  11,004       18,925
    NET INCREASE IN UNREALIZED APPRECIATION
    OF INVESTMENTS                                 15,703        6,348
                                                 --------     --------

    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                     27,546       26,073
                                                 --------     --------

DISTRIBUTIONS TO SHAREHOLDERS FROM

    NET INVESTMENT INCOME                          (2,600)      (3,006)
    NET REALIZED GAINS ON INVESTMENT
    TRANSACTIONS AND CAPITAL GAIN
    DISTRIBUTIONS                                 (17,125)     (31,438)
                                                 --------     --------
                                                  (19,725)     (34,444)
                                                 --------     --------

FROM BENEFICIAL INTEREST TRANSACTIONS
    PROCEEDS FROM SALES OF SHARES                     --            --
    DISTRIBUTIONS REINVESTED                       19,725       34,444
    COST OF SHARES REDEEMED                        (2,098)     (25,279)
                                                 --------     --------

     INCREASE IN NET ASSETS DERIVED FROM
        BENEFICIAL INTEREST TRANSACTIONS           17,627       (9,165)
                                                 --------     --------

    NET INCREASE IN NET ASSETS                     25,448          794

NET ASSETS

    BEGINNING OF YEAR                             201,925      201,131
                                                 --------     --------

    END OF YEAR                                  $227,373     $201,925
                                                 ========     ========

    UNDISTRIBUTED NET INVESTMENT INCOME            $6,283       $2,600
                                                 ========     ========



                  See notes to financial statements.

                       THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST
                         FINANCIAL HIGHLIGHTS
 FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                       FOR THE   FOR THE   FOR THE   FOR THE   FOR THE
                        YEAR      YEAR      YEAR      YEAR      YEAR
                        ENDED     ENDED     ENDED     ENDED     ENDED
                      12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                      ---------------------------------------------------
PER SHARE OPERATING
PERFORMANCE

NET ASSET VALUE,
BEGINNING OF PERIOD    $  7.25   $  7.61   $ 10.95   $  9.23   $ 10.51
                       -------   -------   -------   -------   -------

NET INVESTMENT INCOME
(LOSS) #                  0.03      0.03      0.01     (0.24)     0.44
NET GAIN (LOSS) ON
INVESTMENTS -
REALIZED AND
UNREALIZED                0.88      1.09      0.88      1.98     (0.67)
                       -------   -------   -------   -------   -------

TOTAL FROM INVESTMENT
OPERATIONS                0.91      1.12      0.89      1.74     (0.23)
                       -------   -------   -------   -------   -------

LESS DISTRIBUTIONS:
DISTRIBUTIONS FROM
NET INVESTMENT
  INCOME                  0.09      0.13      0.00      0.02      0.44

DISTRIBUTIONS FROM
NET REALIZED CAPITAL
GAINS                     0.62      1.35      4.23      0.00      0.61
                       -------   -------   -------   -------   -------

TOTAL DISTRIBUTIONS       0.71      1.48      4.23      0.02      1.05
                       -------   -------   -------   -------   -------


NET ASSET VALUE, END
OF PERIOD              $  7.45   $  7.25   $  7.61   $ 10.95   $  9.23
                       =======   =======   =======   =======   =======

TOTAL RETURN            13.67%    14.58%    10.57%    18.79%   (2.15%)

RATIOS AND
SUPPLEMENTAL DATA
TOTAL NET ASSETS, END
   OF PERIOD (000'S
   OMITTED)              $227      $202       $201     $333     $1,346

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS    2.50%     2.50%      2.56%    4.25%      1.84%

DECREASE REFLECTED IN
ABOVE  EXPENSE
  RATIO DUE TO
  WAIVERS AND/OR
  REIMBURSEMENTS        3.27%    12.06%      9.45%    0.68%      ---
RATIO OF NET
INVESTMENT INCOME
(LOSS) TO AVERAGE
NET ASSETS              0.40%     0.40%      0.10%   (2.32%)     2.23%

PORTFOLIO TURNOVER
RATE                    0.00%     8.94%      6.87%    5.68%     13.06%



#    Per share data numbers have been calculated using the average share method.

                  See notes to financial statements.

                       THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST

=======================================================================

                       PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 1998



                                                   NUMBER OF
                                                   ---------
INVESTMENT IN SHARES OF OPEN-END MUTUAL FUNDS       SHARES    VALUE (NOTE 1)
---------------------------------------------       ------    --------------



AIM CONSTELLATION FUND                                 846       $ 25,835
AIM WEINGARTEN FUND                                  1,305         32,400
THE GUARDIAN PARK AVENUE FUND                          540         28,021
MERRILL LYNCH PACIFIC FUND, INC., CLASS A            1,129         19,915
DAVIS NEW YORK VENTURE FUND, INC.                    1,048         26,215
SCUDDER INCOME FUND                                  1,802         23,864
UNITED INCOME FUND                                   3,640         27,370
VANGUARD INVESTMENT GRADE CORPORATE BOND FUND        2,596         24,114
VANGUARD FIXED INCOME GNMA FUND                      2,192         22,784
                                                                 --------

    TOTAL INVESTMENTS (COST $181,333*)
       (NOTES 1 AND 4)                                 101%       230,518
    LIABILITIES IN EXCESS OF OTHER ASSETS               (1)%       (3,145)
                                                   ---------     ---------


    NET ASSETS                                         100%      $227,373
                                                   ========      ========




*Aggregate cost for Federal tax purposes.




                  See notes to financial statements.

                       THE FUND FOR LIFE SERIES
                                  OF
                             THE GCG TRUST

=======================================================================

                     NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1998, the Trust had twenty-four operational portfolios (the "Series"): The Fund For Life Series (the "Fund"), Liquid Asset Series, Limited Maturity Bond Series, Hard Assets Series, All-Growth Series, Real Estate Series, Fully Managed Series, Multiple Allocation Series, Capital Appreciation Series, Rising Dividends Series, Managed Global Series, Emerging Markets Series, Market Manager Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Developing World Series, Growth Opportunities Series, Mid-Cap Growth Series, Research Series, Total Return Series, Value + Growth Series, Growth & Income Series, and Global Fixed Income Series. All of the Series, including the Fund, are diversified, except for Hard Assets Series, Managed Global Series and Market Manager Series. The information presented in these financial statements pertains only to the Fund. The financial information for the other Series of the Trust is presented under separate cover. The Fund serves as an investment medium for variable annuity contracts offered by Golden American
 Life Insurance Company ("Golden American"), a wholly owned subsidiary of the Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), a wholly owned subsidiary of ING Groep N.V.

      The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Federal Income Taxes: No provision for federal income taxes has been made since the Fund has complied and intends to continue to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholder sufficiently to relieve it from substantially all federal income taxes.

      Organizational Expenses: Directed Services, Inc. ("DSI"), an indirect wholly owned subsidiary of ING, is the Fund's Manager and Administrator. DSI paid organizational expenses of approximately $115,000 on behalf of the Fund. The Fund reimburses DSI in equal monthly installments over a sixty-month period from the Fund's commencement of operations. All organization expenses have been reimbursed as of December 31, 1998.

     Valuation: Investments in open-end mutual funds are valued at their respective net asset value at the end of each day. Net asset values for these investments are supplied by market quotation services. The net asset values supplied by these market quotation services are calculated in accordance with the Act. Among other things, the Act requires that mutual funds value the securities they hold in their portfolios at their current market value (generally the last reported sales price of the security).

      Other investments of the Fund, if any, are valued at their current market value as determined by market quotations. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

      Other:  Investment transactions are recorded on trade date.
 Dividend income and distributions to shareholders are recorded on the ex-dividend date. Estimated expenses are accrued daily.

      Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

2.  MANAGEMENT AND ADMINISTRATIVE FEES, AND OTHER TRANSACTIONS WITH
AFFILIATES

      In its capacity as Manager and Administrator, DSI provides investment advisory services and other services reasonably necessary for the operation of the Fund. Management and administrative fees are paid to DSI at annual rates of 0.10% and 0.20%, respectively, of the value of the average daily net assets of the Fund. For the year ended December 31, 1998, the Fund waived $211 and $422 in compensation for management and administrative services, respectively. The Fund also reimburses DSI for certain organizational expenses paid by DSI on behalf of the Fund. These reimbursements are described in Note 1 to the financial statements.

      DSI also provides accounting services to the Fund. For fund accounting services, the Fund pays to DSI an annual fee of 0.25% of the value of the average daily net assets of the Fund. For the year ended December 31, 1998 such fees amounted to $528. Pursuant to a custodian agreement, Bankers Trust is custodian for the Fund.

      During the year ended December 31, 1998, DSI voluntarily waived its fees and reimbursed the Fund $6,900 in operating expenses.

      Investors in the Fund should recognize that an investment in the Fund bears not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. Investors also bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual fund investments. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund in which the Fund invests related to the distribution of the mutual fund's shares.

2. MANAGEMENT AND ADMINISTRATIVE FEES, AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

     Certain officers and trustees of the Trust are also officers and/or directors of DSI, Golden American and other Equitable of Iowa companies.

3.  SHARES OF BENEFICIAL INTEREST

      The Fund has an unlimited number of $0.001 par value shares of beneficial interest authorized. For the years ended December 31, 1998 and December 31, 1997, the Fund had the following transactions in shares of beneficial interest. Except for reinvested distributions, the Trust no longer accepts investments in the Fund from new investors.

                              1998                 1997
                        SHARES     AMOUNT   SHARES      AMOUNT
                        ------     ------   ------      ------

      Sold                   0    $     0        0    $      0
      Distributions
      Reinvested         2,935     19,725    4,705      34,444
      Redeemed            (284)    (2,104)  (3,291)    (25,279)
                         -----    -------   ------    --------

      Net increase/
        decrease         2,615    $17,621    1,414    $ (9,165)
                         =====    =======   ======    ========


      As of December 31, 1998, Golden American has an investment in the fund of 2,436 shares with a total net asset value of $18,148 representing 8.0% of the shares outstanding.

4.  INVESTMENTS

      At December 31, 1998, the gross unrealized appreciation and depreciation for Federal income tax purposes were as follows:

   Gross Unrealized Appreciation                         $ 52,452
   Gross Unrealized Depreciation                           (3,267)
                                                         --------

   Net Unrealized Appreciation                           $ 49,185
                                                         ========

   Purchases and Sales of Investments Were As Follows:

   Cost of Purchases                                      $16,524
   Cost of Sales                                               $0

5.  PLAN OF SUBSTITUTION

      During 1996, the Board of Trustees instructed management to file with the Securities and Exchange Commission ("SEC"), an application for an order ("Order") to accept the substitution of shares of the Fund for shares of the Fully Managed Series, one of the series of the Trust. The Trust plans to file the formal application in 1999. The substitution will occur as soon as practicable after the Order is issued by the SEC. Within five days after the substitution, Golden American will send to owners of contracts written notice of the substitution stating that shares of the Fund have been eliminated and that the shares of Fully Managed Series have been substituted.